SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                               September 17, 2002

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

         000-30771                                     87-0678630
  (Commission File No.)                   (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

     As previously reported in a Current Report on Form 8-K, a change in control of the Registrant, Interactive Motorsports and Entertainment Corp. (formerly named Pacific International Holding, Inc.) (the "Company") became effective as of August 2, 2002. On September 17, 2002, the Company's Board of Directors dismissed David T. Thomson, P.C., as the Company's independent auditor, and on that same date engaged Crowe Chizek and Company, LLP. as the Company's independent auditors for the fiscal year ending December 31, 2002. The Company's former accountant was a sole practioner in Salt Lake City, Utah. In connection with the change in control, the Company moved its headquarters from Salt Lake City, Utah, to Indianapolis, Indiana. Crowe Chizek and Company, LLP has offices in Indianapolis, Indiana as well as in other locations.

     During the two most recent fiscal years prior to the change, there had been no reportable events (as defined in Item 304 of Regulation S-K) with David T. Thomson, P.C. The Company had not consulted with Crowe Chizek and Company, LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years. The Company does not believe that there were any disagreements with David T. Thomson, P.C. within the meaning of Instruction 4 of Item 304 of Regulation S-K as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2001 and 2000 or for any subsequent interim period, which disagreements, if not resolved to its satisfaction, would have caused David T. Thomson to issue an adverse opinion or a disclaimer of opinion, and neither report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except with respect to uncertainty as to the Company's ability to continue as a going concern because, as a development stage company, realization of a major portion of its assets was dependent upon the Company's ability to meet future financing requirements and the success of future operatons. A letter of David T. Thomson, P.C. addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Current Report on Form 8-K. Such letter states that such firm agrees with the statements made by the Company.

Item 7. Financial Statements and Exhibits


(c)  Exhibits.

                    --------------------------------------- ---------------------------------------------------------
                                 Exhibit No.                                      Description
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                      16                    Letter Regarding Change in Certifying Accountant.
                    --------------------------------------- ---------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  September 19, 2002

                          INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.


                          By: /s/ Erik R. Risman
                              --------------------------------------------
                              Erik R. Risman, President

                                  EXHIBIT INDEX



--------------------------------------- ---------------------------------------------------------
             Exhibit No.                                      Description
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
                  16                    Letter Regarding Change in Certifying Accountant.
--------------------------------------- ---------------------------------------------------------